UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2022
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As Tupperware Brands Corporation (the “Company”) previously disclosed in the “Legal Proceedings” and “Risk Factors” sections of its 2021 Fiscal Year Form 10-K and subsequently-filed periodic reports, the United States Securities and Exchange Commission (the “SEC”) has been conducting an inquiry into the Company’s accounting practices relating to its previously-owned Fuller Mexico business and its Tupperware Mexico business. The Company is fully cooperating with this SEC inquiry. As an update to those prior disclosures, the Company has commenced discussions with the SEC regarding a possible settlement of this matter. As these discussions continue and as required by U.S. GAAP, the Company plans to recognize an estimated liability for this matter within its condensed consolidated balance sheet as of June 25, 2022 in an amount the Company believes is immaterial to its business, financial condition, results of operations and cash flows. The Company believes that any potential settlement will be related to conduct in its Fuller Mexico business, which the Company sold to an unaffiliated third party during the second quarter of 2022.

No assurance can be given whether a settlement with the SEC will eventually be reached or the amount of any potential monetary payment or other relief the SEC might obtain regarding this matter.

Statements contained in this Form 8-K that are not historical fact and use predictive words such as "estimates", "outlook", "guidance", "expect", "believe", "intend", "designed", "target", "plans", "may", "will", "we are confident" and similar words are forward-looking statements. These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following: the amount of any settlement with the SEC and whether any ultimate settlement will be reached with the SEC; the terms and conditions of any settlement with the SEC, including terms and conditions that are restrictive or burdensome on the Company; and other risks detailed in the Company's periodic reports as filed in accordance with the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	June 8, 2022	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary